                                                                      Exhibit 99

                            Global Structured Finance

                              BoAMS 2004-03 Group 4
                           15 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $43,163,094.41
Loan Count: 80
Cut-off Date: 2004-03-01
Avg. Loan Balance: $539,538.68
Avg. Orig. Balance: $541,323.90
W.A. FICO*: 752
W.A. Orig. LTV: 49.60%
W.A. Cut-Off LTV: 49.46%
W.A. Gross Coupon: 5.2794%
W.A. Net Coupon: 5.0264%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 177 months
W.A. Rem. Term: 177 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 49.46%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.71%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
350,001 - 450,000                  24.17%
----------------------------------------
450,001 - 550,000                  28.86
----------------------------------------
550,001 - 650,000                  19.90
----------------------------------------
650,001 - 750,000                  14.61
----------------------------------------
750,001 - 850,000                   5.72
----------------------------------------
950,001 - 1,050,000                 6.75
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $541,323.90
Lowest: $352,000.00
Highest: $1,000,001.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
250,001 - 350,000                   0.81%
----------------------------------------
350,001 - 450,000                  23.36
----------------------------------------
450,001 - 550,000                  28.86
----------------------------------------
550,001 - 650,000                  19.90
----------------------------------------
650,001 - 750,000                  14.61
----------------------------------------
750,001 - 850,000                   5.72
----------------------------------------
850,001 - 950,000                   2.18
----------------------------------------
950,001 - 1,050,000                 4.57
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $539,538.68
Lowest: $349,521.31
Highest: $992,060.82

--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------

----------------------------------------
15 YR                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
4.751 - 4.875                       0.89%
----------------------------------------
4.876 - 5.000                       2.18
----------------------------------------
5.001 - 5.125                      15.92
----------------------------------------
5.126 - 5.250                      55.28
----------------------------------------
5.251 - 5.375                      11.06
----------------------------------------
5.376 - 5.500                       9.36
----------------------------------------
5.501 - 5.625                       4.50
----------------------------------------
5.626 - 5.750                       0.81
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.279
Lowest: 4.875
Highest: 5.750

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           1.97%
----------------------------------------
750 - 799                          60.38
----------------------------------------
700 - 749                          21.35
----------------------------------------
650 - 699                          16.30
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 752
Lowest: 650
Highest: 809

--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                65.84%
----------------------------------------
Refinance-Cashout                  27.15
----------------------------------------
Purchase                            7.01
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                82.22%
----------------------------------------
PUD Detach                         16.40
----------------------------------------
Condo                               1.39
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              57.95%
----------------------------------------

----------------------------------------
Reduced                            23.27
----------------------------------------
Standard                           14.02
----------------------------------------
All Ready Home                      4.76
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            95.55%
----------------------------------------
Secondary                           4.45
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                              100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. State

----------------------------------------
State                            Percent
----------------------------------------
California                        100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                37.98%
----------------------------------------
Southern California                62.02
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
95070                               4.71%
----------------------------------------
91356                               4.42
----------------------------------------
90274                               3.80
----------------------------------------
90049                               3.21
----------------------------------------
95014                               3.13
----------------------------------------
Other                              80.73
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------

----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 4.57%
----------------------------------------
180                                95.43
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 177.3 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
115 - 120                           4.57%
----------------------------------------
169 - 174                           0.96
----------------------------------------
175 - 180                          94.47
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 176.7 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  65.29%
----------------------------------------
1 - 6                              34.71
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

24. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
* 20.00                            3.98%
----------------------------------------
20.01 - 25.00                       6.03
----------------------------------------
25.01 - 30.00                       6.90
----------------------------------------
30.01 - 35.00                       7.68
----------------------------------------
35.01 - 40.00                      10.50
----------------------------------------
40.01 - 45.00                       7.03
----------------------------------------
45.01 - 50.00                       7.36
----------------------------------------
50.01 - 55.00                       9.93
----------------------------------------

* less than or equal to

----------------------------------------
55.01 - 60.00                      11.30
----------------------------------------
60.01 - 65.00                       7.24
----------------------------------------
65.01 - 70.00                       7.26
----------------------------------------
70.01 - 75.00                       7.07
----------------------------------------
75.01 - 80.00                       7.73
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 49.60%
Lowest: 10.82%
Highest: 80.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
* 20.00                             3.98%
----------------------------------------
20.01 - 25.00                       6.03
----------------------------------------
25.01 - 30.00                       6.90
----------------------------------------
30.01 - 35.00                       7.68
----------------------------------------
35.01 - 40.00                      10.50
----------------------------------------
40.01 - 45.00                       7.03
----------------------------------------
45.01 - 50.00                       7.36
----------------------------------------
50.01 - 55.00                      11.03
----------------------------------------
55.01 - 60.00                      10.19
----------------------------------------
60.01 - 65.00                       7.24
----------------------------------------
65.01 - 70.00                       7.26
----------------------------------------
70.01 - 75.00                       7.07
----------------------------------------
75.01 - 80.00                       7.73
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 49.46%
Lowest: 10.82%
Highest: 80.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* less than or equal to

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-03 Group 3
                                15 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $131,496,697.30
Loan Count: 245
Cut-off Date: 2004-03-01
Avg. Loan Balance: $536,721.21
Avg. Orig. Balance: $537,635.17
W.A. FICO*: 746
W.A. Orig. LTV: 56.01%
W.A. Cut-Off LTV: 55.91%
W.A. Gross Coupon: 5.2821%
W.A. Net Coupon: 5.0291%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 178 months
W.A. Rem. Term: 177 months
W.A. Age: 0 months
% over 80 COLTV: 0.37%
% over 100 COLTV: 0.00%
% with PMI: 0.37%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 55.87%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.15%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
250,001 - 350,000                   1.83%
----------------------------------------
350,001 - 450,000                  25.84
----------------------------------------
450,001 - 550,000                  27.17
----------------------------------------
550,001 - 650,000                  15.50
----------------------------------------
650,001 - 750,000                  10.66
----------------------------------------
750,001 - 850,000                   5.43
----------------------------------------
850,001 - 950,000                   7.53
----------------------------------------

----------------------------------------
950,001 - 1,050,000                 5.21
----------------------------------------
1,050,001 - 1,150,000               0.83
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $537,635.17
Lowest: $338,400.00
Highest: $1,090,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
250,001 - 350,000                   1.83%
----------------------------------------
350,001 - 450,000                  25.84
----------------------------------------
450,001 - 550,000                  27.17
----------------------------------------
550,001 - 650,000                  15.50
----------------------------------------
650,001 - 750,000                  10.66
----------------------------------------
750,001 - 850,000                   5.43
----------------------------------------
850,001 - 950,000                   7.53
----------------------------------------
950,001 - 1,050,000                 5.21
----------------------------------------
1,050,001 - 1,150,000               0.83
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $536,721.21
Lowest: $338,400.00
Highest: $1,090,000.00

--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
15 YR                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
4.751 - 4.875                       0.27%
----------------------------------------
4.876 - 5.000                       0.82
----------------------------------------
5.001 - 5.125                      19.20
----------------------------------------
5.126 - 5.250                      53.77
----------------------------------------
5.251 - 5.375                      14.87
----------------------------------------
5.376 - 5.500                       5.21
----------------------------------------
5.501 - 5.625                       2.39
----------------------------------------
5.626 - 5.750                       2.41
----------------------------------------
5.751 - 5.875                       1.04
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.282
Lowest: 4.875
Highest: 5.875

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.38%
----------------------------------------
750 - 799                          53.15
----------------------------------------
700 - 749                          28.07
----------------------------------------
650 - 699                          14.61
----------------------------------------

----------------------------------------
600 - 649                           0.79
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 746
Lowest: 621
Highest: 816

--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                71.21%
----------------------------------------
Refinance-Cashout                  16.23
----------------------------------------
Purchase                           12.56
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                67.31%
----------------------------------------
PUD Detach                         27.58
----------------------------------------
Condo                               3.94
----------------------------------------
PUD Attach                          1.17
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              53.42%
----------------------------------------
Reduced                            26.42
----------------------------------------
Standard                           14.84
----------------------------------------
All Ready Home                      5.32
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            88.56%
----------------------------------------
Secondary                          11.44
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               99.63%
----------------------------------------
GEMIC                               0.37
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. State

----------------------------------------
State                            Percent
----------------------------------------
California                         49.99%
----------------------------------------
Florida                             7.19
----------------------------------------
Texas                               4.95
----------------------------------------
Virginia                            3.72
----------------------------------------
Arizona                             3.47
----------------------------------------
Other                              30.68
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                42.94%
----------------------------------------
Southern California                57.06
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
94010                               2.15%
----------------------------------------
94539                               1.52
----------------------------------------
90210                               1.51
----------------------------------------
92660                               1.49
----------------------------------------
90275                               1.10
----------------------------------------
Other                              92.23
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 3.58%
----------------------------------------
156                                 1.00
----------------------------------------
168                                 0.31
----------------------------------------
180                                95.12
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 177.6 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
115 - 120                           3.58%
----------------------------------------
121 - 168                           1.31
----------------------------------------
175 - 180                          95.12
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 177.2 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  64.81%
----------------------------------------
1 - 6                              35.19
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.4 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

24. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
* 20.00                             0.64%
----------------------------------------
20.01 - 25.00                       1.22
----------------------------------------
25.01 - 30.00                       3.01
----------------------------------------
30.01 - 35.00                       2.60
----------------------------------------
35.01 - 40.00                      11.45
----------------------------------------
40.01 - 45.00                       9.06
----------------------------------------
45.01 - 50.00                      11.31
----------------------------------------
50.01 - 55.00                      11.10
----------------------------------------
55.01 - 60.00                       7.45
----------------------------------------
60.01 - 65.00                      10.17
----------------------------------------
65.01 - 70.00                       8.38
----------------------------------------
70.01 - 75.00                       7.00
----------------------------------------
75.01 - 80.00                      16.25
----------------------------------------
85.01 - 90.00                       0.37
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 56.01%
Lowest: 15.17%
Highest: 90.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
* 20.00                             0.64%
----------------------------------------
20.01 - 25.00                       1.22
----------------------------------------
25.01 - 30.00                       3.01
----------------------------------------
30.01 - 35.00                       3.67
----------------------------------------

* less than or equal to

----------------------------------------
35.01 - 40.00                      10.73
----------------------------------------
40.01 - 45.00                       8.71
----------------------------------------
45.01 - 50.00                      11.31
----------------------------------------
50.01 - 55.00                      11.10
----------------------------------------
55.01 - 60.00                       7.45
----------------------------------------
60.01 - 65.00                      10.17
----------------------------------------
65.01 - 70.00                       8.38
----------------------------------------
70.01 - 75.00                       7.00
----------------------------------------
75.01 - 80.00                      16.25
----------------------------------------
85.01 - 90.00                       0.37
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 55.91%
Lowest: 15.17%
Highest: 90.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-03 Group 3
                                15 Yr Fixed Rate

--------------------------------------------------------------------------------

1.  Original Balance

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000               7  $   2,406,260       1.83%  $   344,771   5.340%    742     60.29%       177        176      1
350,001 - 450,000              84     33,974,964      25.84       405,075   5.267     749     55.97        178        177      0
450,001 - 550,000              72     35,733,057      27.17       497,312   5.289     746     56.55        177        176      0
550,001 - 650,000              34     20,378,782      15.50       600,415   5.298     738     56.35        176        176      0
650,001 - 750,000              20     14,012,574      10.66       701,822   5.263     751     62.78        177        176      0
750,001 - 850,000               9      7,142,651       5.43       793,961   5.235     752     51.05        180        180      0
850,001 - 950,000              11      9,902,121       7.53       901,927   5.272     743     53.42        180        180      0
950,001 - 1,050,000             7      6,856,287       5.21       981,000   5.378     747     48.02        180        180      0
1,050,001 - 1,150,000           1      1,090,000       0.83     1,090,000   5.125     772     42.75        180        180      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        245  $ 131,496,697     100.00%  $   537,635   5.282%    746     56.01%       178        177      0
--------------------------------------------------------------------------------------------------------------------------------

Average: $537,635.17
Lowest: $338,400.00
Highest: $1,090,000.00

--------------------------------------------------------------------------------

2.  Gross Coupon

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Gross Coupon              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875                   1  $     358,639       0.27%  $   360,000   4.875%    771     35.87%       180        179      1
4.876 - 5.000                   2      1,078,098       0.82       540,135   5.000     657     49.67        180        179      1
5.001 - 5.125                  44     25,247,744      19.20       574,460   5.125     757     55.39        179        179      0
5.126 - 5.250                 135     70,710,734      53.77       524,600   5.250     750     54.86        177        177      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375                  36     19,552,285      14.87       544,382   5.375     739     59.37        178        177      0
5.376 - 5.500                  14      6,856,040       5.21       490,296   5.500     735     56.91        171        171      0
5.501 - 5.625                   5      3,148,678       2.39       632,000   5.625     689     53.07        180        179      1
5.626 - 5.750                   6      3,174,479       2.41       531,872   5.750     730     67.04        180        179      1
5.751 - 5.875                   2      1,370,000       1.04       685,000   5.875     769     65.55        180        180      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        245  $ 131,496,697     100.00%  $   537,635   5.282%    746     56.01%       178        177      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 5.282%
Lowest: 4.875%
Highest: 5.875%

--------------------------------------------------------------------------------

3.  Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Credit Score              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity  Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
800 - 824                       8  $   4,446,887       3.38%  $   557,821   5.186%    808     49.09%       180        179      1
775 - 799                      60     30,553,264      23.24       509,961   5.286     784     55.56        178        178      0
750 - 774                      71     39,343,682      29.92       555,101   5.266     763     55.52        179        179      0
725 - 749                      43     23,271,780      17.70       541,619   5.265     739     55.27        171        171      0
700 - 724                      25     13,638,169      10.37       546,620   5.275     710     56.97        178        177      1
675 - 699                      24     12,824,542       9.75       535,356   5.346     687     57.00        180        179      1
650 - 674                      12      6,382,656       4.85       533,756   5.367     661     63.70        180        179      1
625 - 649                       1        578,328       0.44       580,500   5.000     647     58.05        180        179      1
600 - 624                       1        457,388       0.35       459,000   5.750     621     66.52        180        179      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        245  $ 131,496,697     100.00%  $   537,635   5.282%    746     56.01%       178        177      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 746
Lowest: 621
Highest: 816

--------------------------------------------------------------------------------

4.  Index

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Index                     Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity  Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
FIX                           245  $ 131,496,697     100.00%  $   537,635   5.282%    746     56.01%       178        177      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        245  $ 131,496,697     100.00%  $   537,635   5.282%    746     56.01%       178        177      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Loan Purpose              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity  Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term           171  $  93,632,632      71.21%  $   548,444   5.267%    747     53.69%       177        177      0
Refinance-Cashout              44     21,347,818      16.23       486,101   5.333     738     56.82        179        178      1
Purchase                       30     16,516,247      12.56       551,607   5.301     755     68.12        180        179      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        245  $ 131,496,697     100.00%  $   537,635   5.282%    746     56.01%       178        177      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Property Type             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity  Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
SFR                           168  $  88,511,547      67.31%  $   527,789   5.287%    747     54.43%       178        178      0
PUD Detach                     63     36,264,069      27.58       576,597   5.274     746     58.10        176        176      0
Condo                          10      5,186,414       3.94       518,885   5.261     741     67.53        180        180      0
PUD Attach                      4      1,534,668       1.17       384,388   5.250     731     58.73        180        179      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        245  $ 131,496,697     100.00%  $   537,635   5.282%    746     56.01%       178        177      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.   Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Occupancy Status          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Primary                       218  $ 116,459,127      88.56%  $   535,138   5.277%    745     55.48%       178        177      0
Secondary                      27     15,037,570      11.44       557,795   5.319     757     60.08        176        176      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        245  $ 131,496,697     100.00%  $   537,635   5.282%    746     56.01%       178        177      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.   Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Geographic Distribution   Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
California                    121  $  65,736,348      49.99%  $   544,280   5.269%    748     50.95%       178        178      0
Florida                        18      9,458,657       7.19       526,543   5.279     733     65.33        176        176      0
Texas                          12      6,508,479       4.95       543,330   5.330     732     62.45        168        168      0
Virginia                       11      4,886,031       3.72       444,981   5.260     767     59.59        174        174      0
Arizona                         8      4,562,151       3.47       571,291   5.234     759     59.94        180        180      0
Illinois                        9      4,533,924       3.45       504,511   5.180     749     58.00        180        180      0
Nevada                          7      4,189,232       3.19       599,371   5.359     738     57.33        180        180      0
Georgia                         6      3,478,784       2.65       580,452   5.330     739     60.57        180        180      0
Maryland                        7      3,079,204       2.34       440,767   5.321     762     60.37        176        176      1
Washington                      6      3,068,656       2.33       512,083   5.240     722     69.60        180        180      0
Massachusetts                   4      2,309,150       1.76       578,000   5.386     728     47.68        180        180      0
Colorado                        4      2,171,119       1.65       545,250   5.225     703     63.04        180        179      1
Hawaii                          3      1,947,819       1.48       650,067   5.250     772     59.09        180        180      0
South Carolina                  4      1,809,275       1.38       452,319   5.224     741     53.94        163        163      0
North Carolina                  3      1,771,000       1.35       590,333   5.174     771     65.87        165        165      0
Vermont                         2      1,405,969       1.07       704,250   5.277     756     56.80        180        180      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Missouri                        2      1,071,154       0.81       535,577   5.313     722     69.65        180        180      0
Michigan                        2      1,063,582       0.81       533,000   5.250     763     50.68        180        179      1
Kansas                          2      1,028,600       0.78       514,300   5.250     700     68.15        180        180      0
New York                        1      1,000,000       0.76     1,000,000   5.875     799     62.70        180        180      0
Other                          13      6,417,564       4.88       494,261   5.377     755     61.65        180        180      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        245  $ 131,496,697     100.00%  $   537,635   5.282%    746     56.01%       178        177      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.   County Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Country Distribution      Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA                36  $  21,493,805      16.35%  $   598,274   5.276%    744     48.42%       178        177      1
Orange, CA                     17      9,098,496       6.92       536,335   5.268     752     55.69        180        179      1
Santa Clara, CA                14      7,352,339       5.59       526,191   5.233     749     53.35        180        180      0
San Mateo, CA                  10      6,081,659       4.62       608,315   5.236     755     38.51        170        170      0
Alameda, CA                     8      4,059,760       3.09       507,869   5.278     762     56.31        180        180      0
Clark, NV                       6      3,294,232       2.51       550,100   5.355     737     61.86        180        179      1
Maricopa, AZ                    6      3,284,789       2.50       548,388   5.228     768     54.55        180        180      0
Contra Costa, CA                6      2,908,185       2.21       485,773   5.293     739     50.06        180        179      1
Harris, TX                      5      2,743,135       2.09       549,300   5.208     727     55.20        164        164      0
Fairfax, VA                     6      2,585,154       1.97       431,468   5.251     768     59.00        169        169      0
Other                         131     68,595,145      52.16       524,515   5.298     744     60.21        178        178      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        245  $ 131,496,697     100.00%  $   537,635   5.282%    746     56.01%       178        177      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10.  Original LTV


--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Original LTV              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                   2  $     838,550       0.64%  $   420,000   5.309%    744     15.20%       180        180      0
20.01 - 25.00                   4      1,601,226       1.22       400,650   5.319     774     22.20        165        164      0
25.01 - 30.00                   8      3,955,650       3.01       495,270   5.248     775     27.90        170        169      0
30.01 - 35.00                   7      3,417,649       2.60       488,736   5.281     759     32.29        174        173      0
35.01 - 40.00                  26     15,051,612      11.45       579,771   5.250     745     37.20        174        173      0
40.01 - 45.00                  22     11,912,310       9.06       542,553   5.262     751     42.92        178        178      1
45.01 - 50.00                  26     14,866,716      11.31       572,796   5.241     738     47.50        175        174      0
50.01 - 55.00                  27     14,595,503      11.10       541,489   5.289     749     52.85        180        179      0
55.01 - 60.00                  18      9,800,393       7.45       545,564   5.266     746     57.80        180        180      0
60.01 - 65.00                  22     13,373,867      10.17       608,852   5.300     759     62.98        180        180      0
65.01 - 70.00                  21     11,023,429       8.38       526,080   5.337     732     67.54        177        176      0
70.01 - 75.00                  20      9,199,888       7.00       460,856   5.310     752     72.86        180        180      0
75.01 - 80.00                  41     21,373,465      16.25       522,084   5.299     738     78.60        180        180      0
85.01 - 90.00                   1        486,440       0.37       486,440   5.250     757     90.00        180        180      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        245  $ 131,496,697     100.00%  $   537,635   5.282%    746     56.01%       178        177      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 56.01%
Lowest: 15.17%
Highest: 90.00%

--------------------------------------------------------------------------------

11.  Original Term

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Original Term             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
120                             9  $   4,702,206       3.58%  $   522,467   5.311%    745     41.37%       120        120      0
156                             3      1,310,564       1.00       438,400   5.250     768     36.92        156        155      1
168                             1        408,691       0.31       410,350   5.250     795     51.29        168        167      1
180                           232    125,075,236      95.12       540,055   5.281     746     56.77        180        180      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        245  $ 131,496,697     100.00%  $   537,635   5.282%    746     56.01%       178        177      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 177.6 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-03 Group 2
                           30 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $322,199,401.05
Loan Count: 599
Cut-off Date: 2004-03-01
Avg. Loan Balance: $537,895.49
Avg. Orig. Balance: $538,060.53
W.A. FICO*: 748
W.A. Orig. LTV: 63.31%
W.A. Cut-Off LTV: 63.29%
W.A. Gross Coupon: 5.8113%
W.A. Net Coupon: 5.5583%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 0 months
% over 80 COLTV: 0.28%
% over 100 COLTV: 0.00%
% with PMI: 0.28%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 18.89%
W.A. MI Adjusted LTV: 63.24%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.11%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
250,001 - 350,000                   0.85%
----------------------------------------
350,001 - 450,000                  27.27
----------------------------------------
450,001 - 550,000                  24.25
----------------------------------------
550,001 - 650,000                  21.72
----------------------------------------
650,001 - 750,000                  11.69
----------------------------------------
750,001 - 850,000                   3.47
----------------------------------------
850,001 - 950,000                   2.21
----------------------------------------

----------------------------------------
950,001 - 1,050,000                 6.75
----------------------------------------
1,050,001 - 1,150,000               0.67
----------------------------------------
1,150,001 - 1,250,000               1.12
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $538,060.53
Lowest: $334,500.00
Highest: $1,225,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
250,001 - 350,000                   0.85%
----------------------------------------
350,001 - 450,000                  27.27
----------------------------------------
450,001 - 550,000                  24.25
----------------------------------------
550,001 - 650,000                  21.72
----------------------------------------
650,001 - 750,000                  11.69
----------------------------------------
750,001 - 850,000                   3.47
----------------------------------------
850,001 - 950,000                   2.21
----------------------------------------
950,001 - 1,050,000                 6.75
----------------------------------------
1,050,001 - 1,150,000               0.67
----------------------------------------
1,150,001 - 1,250,000               1.12
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $537,895.49
Lowest: $334,500.00
Highest: $1,225,000.00

--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
5.251 - 5.375                       0.12%
----------------------------------------
5.376 - 5.500                       1.45
----------------------------------------
5.501 - 5.625                       8.41
----------------------------------------
5.626 - 5.750                      48.53
----------------------------------------
5.751 - 5.875                      29.63
----------------------------------------
5.876 - 6.000                       8.03
----------------------------------------
6.001 - 6.125                       1.64
----------------------------------------
6.126 - 6.250                       0.84
----------------------------------------
6.251 - 6.375                       1.35
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.811
Lowest: 5.375
Highest: 6.375

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.55%
----------------------------------------
750 - 799                          51.92
----------------------------------------

----------------------------------------
700 - 749                          31.54
----------------------------------------
650 - 699                          11.55
----------------------------------------
600 - 649                           1.44
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 748
Lowest: 620
Highest: 816

--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                68.94%
----------------------------------------
Purchase                           18.68
----------------------------------------
Refinance-Cashout                  12.38
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                74.87%
----------------------------------------
PUD Detach                         18.18
----------------------------------------
Condo                               5.60
----------------------------------------

----------------------------------------
2-Family                            0.54
----------------------------------------
PUD Attach                          0.41
----------------------------------------
3-Family                            0.40
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              65.12%
----------------------------------------
Standard                           17.77
----------------------------------------
Reduced                            13.10
----------------------------------------
All Ready Home                      4.01
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            98.91%
----------------------------------------
Secondary                           1.09
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               99.72%
----------------------------------------
UGIC                                0.15
----------------------------------------
GEMIC                               0.13
----------------------------------------

----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. State

----------------------------------------
State                            Percent
----------------------------------------
California                        100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                57.00%
----------------------------------------
Southern California                43.00
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
90266                               2.11%
----------------------------------------
95014                               1.49
----------------------------------------
95070                               1.48
----------------------------------------
91604                               1.35
----------------------------------------
94070                               1.33
----------------------------------------
Other                              92.24
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
240                                 0.58%
----------------------------------------
300                                 0.58
----------------------------------------
360                                98.84
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.0 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
235 - 240                           0.58%
----------------------------------------
295 - 300                           0.58
----------------------------------------
355 - 360                          98.84
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.7 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  71.35%
----------------------------------------
1 - 6                              28.65
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.3 months
Lowest: 0 months
Highest: 1 months

--------------------------------------------------------------------------------

24. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
* 20.00                             0.28%
----------------------------------------
20.01 - 25.00                       1.51
----------------------------------------
25.01 - 30.00                       1.83
----------------------------------------
30.01 - 35.00                       2.56
----------------------------------------
35.01 - 40.00                       3.11
----------------------------------------
40.01 - 45.00                       4.84
----------------------------------------
45.01 - 50.00                       5.30
----------------------------------------
50.01 - 55.00                       7.41
----------------------------------------
55.01 - 60.00                       8.68
----------------------------------------
60.01 - 65.00                      12.40
----------------------------------------
65.01 - 70.00                      11.80
----------------------------------------
70.01 - 75.00                      12.84
----------------------------------------
75.01 - 80.00                      27.15
----------------------------------------
80.01 - 85.00                       0.13
----------------------------------------
85.01 - 90.00                       0.15
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 63.31%
Lowest: 14.77%
Highest: 90.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
* 20.00                             0.28%
----------------------------------------
20.01 - 25.00                       1.51
----------------------------------------
25.01 - 30.00                       1.83
----------------------------------------
30.01 - 35.00                       2.56
----------------------------------------
35.01 - 40.00                       3.11
----------------------------------------

* less than or equal to

----------------------------------------
40.01 - 45.00                       4.96
----------------------------------------
45.01 - 50.00                       5.18
----------------------------------------
50.01 - 55.00                       7.41
----------------------------------------
55.01 - 60.00                       8.68
----------------------------------------
60.01 - 65.00                      12.63
----------------------------------------
65.01 - 70.00                      11.73
----------------------------------------
70.01 - 75.00                      12.69
----------------------------------------
75.01 - 80.00                      27.15
----------------------------------------
80.01 - 85.00                       0.13
----------------------------------------
85.01 - 90.00                       0.15
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 63.29%
Lowest: 14.77%
Highest: 89.91%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-03 Group 1
                                30 Yr Fixed Rate

--------------------------------------------------------------------------------

1.  Original Balance

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000              24  $   8,240,915       1.92%  $   343,522   5.833%    749     71.80%       357        357      0
350,001 - 450,000             337    134,669,952      31.32       399,812   5.817     745     67.52        359        358      0
450,001 - 550,000             225    111,320,618      25.89       494,945   5.813     740     67.42        359        358      0
550,001 - 650,000             127     76,714,746      17.84       604,349   5.796     745     66.92        359        359      0
650,001 - 750,000              49     34,904,305       8.12       712,515   5.776     739     68.60        360        360      0
750,001 - 850,000              21     16,885,639       3.93       804,421   5.863     742     62.66        360        360      0
850,001 - 950,000              13     11,595,928       2.70       894,515   5.796     736     63.94        360        360      0
950,001 - 1,050,000            29     28,756,577       6.69       992,028   5.794     757     61.62        360        360      0
1,050,001 - 1,150,000           3      3,246,830       0.76     1,082,667   5.710     764     58.51        360        360      0
1,150,001 - 1,250,000           3      3,693,756       0.86     1,231,667   6.039     740     66.20        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        831  $ 430,029,265     100.00%  $   517,741   5.810%    744     66.80%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

Average: $517,740.83
Lowest: $335,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

2.  Gross Coupon

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Gross Coupon              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250                   1  $     502,786       0.12%  $   503,363   5.250%    781     80.00%       360        359      1
5.251 - 5.375                   5      2,915,291       0.68       583,600   5.375     769     68.52        360        359      1
5.376 - 5.500                  25     13,386,891       3.11       535,654   5.500     749     67.47        360        360      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625                  87     46,518,982      10.82       534,873   5.625     747     66.69        360        360      0
5.626 - 5.750                 376    192,413,024      44.74       511,894   5.750     746     66.39        359        359      0
5.751 - 5.875                 216    112,587,622      26.18       521,454   5.875     743     66.97        359        359      0
5.876 - 6.000                  72     36,845,946       8.57       512,242   6.000     738     66.12        358        357      1
6.001 - 6.125                  26     13,198,234       3.07       507,981   6.125     725     69.92        358        358      1
6.126 - 6.250                  13      6,621,869       1.54       512,088   6.250     735     66.10        360        359      1
6.251 - 6.375                   3      1,345,451       0.31       449,000   6.375     714     75.18        360        359      1
6.376 - 6.500                   2      1,360,666       0.32       681,569   6.500     728     70.48        360        358      2
6.501 - 6.625                   2        925,183       0.22       463,000   6.625     746     70.35        360        359      1
6.626 - 6.750                   1        396,000       0.09       396,000   6.750     632     79.52        360        360      0
6.876 - 7.000                   1        586,100       0.14       586,100   7.000     768     68.95        360        360      0
8.001 - 8.125                   1        425,222       0.10       425,500   8.125     724     79.53        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        831  $ 430,029,265     100.00%  $   517,741   5.810%    744     66.80%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 5.810%
Lowest: 5.250%
Highest: 8.125%

--------------------------------------------------------------------------------

3.  Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Credit Score              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
800 - 824                      31  $  14,785,563       3.44%  $   477,166   5.778%    805     63.92%       360        360      0
775 - 799                     188     97,299,796      22.63       517,776   5.785     786     63.89        359        358      0
750 - 774                     221    113,837,289      26.47       515,299   5.803     763     67.40        359        359      0
725 - 749                     131     70,580,846      16.41       539,244   5.820     738     68.05        359        358      0
700 - 724                     121     63,547,413      14.78       525,422   5.825     713     67.94        359        358      0
675 - 699                      76     39,270,030       9.13       516,953   5.835     690     67.76        359        358      0
650 - 674                      43     20,753,927       4.83       482,897   5.822     662     69.29        360        360      0
625 - 649                      16      7,959,122       1.85       497,560   5.920     638     68.27        360        360      0
600 - 624                       4      1,995,278       0.46       499,110   5.764     621     63.83        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        831  $ 430,029,265     100.00%  $   517,741   5.810%    744     66.80%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 744
Lowest: 620
Highest: 813

--------------------------------------------------------------------------------

4.  Index

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Index                     Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
FIX                           831  $ 430,029,265     100.00%  $   517,741   5.810%    744     66.80%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        831  $ 430,029,265     100.00%  $   517,741   5.810%    744     66.80%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Loan Purpose              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term           470  $ 246,891,591      57.41%  $   525,504   5.812%    744     63.87%       359        358      0
Purchase                      247    127,855,839      29.73       518,040   5.791     746     73.55        360        359      1
Refinance-Cashout             114     55,281,836      12.86       485,088   5.845     738     64.24        358        358      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        831  $ 430,029,265     100.00%  $   517,741   5.810%    744     66.80%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Property Type             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
SFR                           597  $ 309,268,813      71.92%  $   518,313   5.808%    744     66.69%       359        359      0
PUD Detach                    183     94,489,934      21.97       516,545   5.813     743     66.12        359        358      0
Condo                          38     20,217,392       4.70       532,301   5.825     748     71.35        360        360      0
PUD Attach                      8      3,347,127       0.78       418,564   5.794     740     73.68        360        360      0
2-Family                        5      2,706,000       0.63       541,200   5.822     731     60.59        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        831  $ 430,029,265     100.00%  $   517,741   5.810%    744     66.80%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.  Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Occupancy Status          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Primary                       794  $ 408,503,507      94.99%  $   514,706   5.803%    744     66.56%       359        359      0
Secondary                      37     21,525,758       5.01       582,873   5.936     745     71.25        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        831  $ 430,029,265     100.00%  $   517,741   5.810%    744     66.80%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.  Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
Geographic Distribution   Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
California                    410  $ 214,965,869      49.99%  $   524,536   5.804%    748     63.97%       359        359      0
Illinois                       52     26,787,999       6.23       515,344   5.805     731     69.51        360        360      0
Florida                        38     19,866,854       4.62       523,021   5.873     740     67.47        360        360      0
Virginia                       42     18,589,703       4.32       442,856   5.796     741     70.62        360        359      1
Maryland                       33     17,224,926       4.01       522,114   5.742     726     72.00        360        360      0
Massachusetts                  28     15,488,693       3.60       553,292   5.797     757     62.29        358        358      0
Texas                          27     14,957,904       3.48       554,289   5.838     731     73.24        360        360      0
Colorado                       22     11,786,079       2.74       535,910   5.820     751     68.18        360        360      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
North Carolina                 22     10,185,886       2.37       463,206   5.828     742     66.83        360        360      0
Georgia                        20      9,842,094       2.29       492,289   5.783     737     69.05        343        343      0
District of Columbia           14      6,866,074       1.60       490,563   5.757     758     67.56        357        356      0
Washington                     15      6,145,683       1.43       409,882   5.750     760     72.64        353        352      0
Arizona                        12      5,816,818       1.35       485,175   5.812     735     74.64        360        359      1
New York                       11      5,672,219       1.32       516,014   5.925     738     69.28        360        359      1
South Carolina                  8      4,919,120       1.14       615,308   5.811     742     73.79        360        360      0
Nevada                          8      4,610,443       1.07       576,669   5.870     732     72.35        360        360      0
Minnesota                       7      3,786,705       0.88       541,186   5.773     740     74.66        360        360      0
Connecticut                     6      3,414,013       0.79       569,267   5.760     737     62.38        360        360      0
New Mexico                      6      2,962,282       0.69       493,883   5.814     710     70.57        360        360      0
Missouri                        5      2,823,333       0.66       564,920   6.290     748     69.05        360        360      0
Other                          45     23,316,569       5.42       518,977   5.818     743     71.22        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        831  $ 430,029,265     100.00%  $   517,741   5.810%    744     66.80%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original   Term to    Term to   Loan
County Distribution       Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA                92  $  50,672,347      11.78%  $   551,079   5.820%    739     62.62%       360        359      1
Santa Clara, CA                54     29,246,546       6.80       541,844   5.823     754     65.86        360        360      0
Orange, CA                     41     23,187,205       5.39       565,742   5.807     751     59.87        360        360      0
Alameda, CA                    38     20,703,048       4.81       544,944   5.742     761     66.10        360        359      0
San Mateo, CA                  39     19,104,881       4.44       490,203   5.820     759     61.42        358        357      0
Contra Costa, CA               36     17,885,066       4.16       496,955   5.801     738     65.53        359        359      0
San Diego, CA                  31     15,734,594       3.66       507,750   5.766     741     62.59        360        360      0
Cook, IL                       30     15,658,183       3.64       522,141   5.799     739     71.00        360        360      0
Montgomery, MD                 21     11,024,412       2.56       525,125   5.730     730     71.14        360        360      0
Fairfax, VA                    22     10,113,176       2.35       459,990   5.805     735     69.89        360        359      1
Other                         427    216,699,808      50.39       507,776   5.821     742     68.92        358        358      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        831  $ 430,029,265     100.00%  $   517,741   5.810%    744     66.80%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original LTV              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                   1  $     493,500       0.11%  $   493,500   5.875%    787     15.42%       360        360      0
20.01 - 25.00                   3      1,484,582       0.35       495,000   5.784     748     24.25        360        360      0
25.01 - 30.00                   5      2,197,804       0.51       439,737   5.774     761     27.31        360        360      0
30.01 - 35.00                  12      6,998,496       1.63       583,342   5.831     755     31.88        357        357      0
35.01 - 40.00                  19     10,885,514       2.53       573,153   5.850     752     36.96        356        356      0
40.01 - 45.00                  26     12,508,113       2.91       481,218   5.812     761     42.95        360        360      0
45.01 - 50.00                  33     17,900,848       4.16       542,551   5.788     755     47.74        360        360      0
50.01 - 55.00                  52     28,305,455       6.58       544,488   5.784     742     52.59        360        359      0
55.01 - 60.00                  63     31,660,348       7.36       502,726   5.818     747     58.13        360        360      0
60.01 - 65.00                 114     63,847,714      14.85       560,371   5.776     739     62.85        358        358      0
65.01 - 70.00                  84     46,963,205      10.92       559,664   5.849     742     67.88        357        357      0
70.01 - 75.00                  96     50,351,266      11.71       524,663   5.784     740     73.10        359        359      0
75.01 - 80.00                 314    152,875,638      35.55       487,111   5.821     744     79.04        360        359      0
80.01 - 85.00                   4      1,482,530       0.34       370,988   6.030     665     82.36        360        359      1
85.01 - 90.00                   4      1,636,678       0.38       409,500   5.716     759     90.00        360        360      0
90.01 - 95.00                   1        437,574       0.10       438,000   6.125     725     94.38        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        831  $ 430,029,265     100.00%  $   517,741   5.810%    744     66.80%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 66.80%
Lowest: 15.42%
Highest: 94.38%

--------------------------------------------------------------------------------
11. Original Term

--------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate     Percent      Average                                 W.A.       W.A.
                            of        Current     of Loans      Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

                                                     by
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Term             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
240                             5  $   2,285,954       0.53%  $   457,617   5.834%    760     68.96%       240        240      0
276                             1        503,000       0.12       503,000   5.875     679     37.26        276        276      0
300                             3      1,197,460       0.28       399,557   5.859     731     56.31        300        299      1
336                             1        352,000       0.08       352,000   6.000     798     52.54        336        336      0
360                           821    425,690,851      98.99       518,759   5.810     744     66.86        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        831  $ 430,029,265     100.00%  $   517,741   5.810%    744     66.80%       359        359      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 359.1 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                          BoAMS 2004-03 - Crossed Group
                              15 & 30 Yr Fixed Rate

--------------------------------------------------------------------------------

1.  Original Balance

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000               8  $   2,743,288       0.75%  $   343,043   5.812%    759     60.12%       360        360      0
350,001 - 450,000             243     98,280,672      26.90       404,701   5.756     751     63.60        340        339      0
450,001 - 550,000             181     90,602,002      24.80       500,800   5.735     749     62.73        333        332      0
550,001 - 650,000             130     78,570,307      21.50       604,579   5.755     749     63.26        340        340      0
650,001 - 750,000              62     43,961,745      12.03       709,479   5.752     743     61.73        334        334      0
750,001 - 850,000              17     13,658,090       3.74       803,974   5.711     751     52.83        324        323      0
850,001 - 950,000               8      7,119,248       1.95       890,125   5.794     725     58.84        360        360      0
950,001 - 1,050,000            25     24,648,144       6.75       988,888   5.727     748     52.37        339        338      0
1,050,001 - 1,150,000           2      2,159,000       0.59     1,079,500   5.811     751     51.03        360        360      0
1,150,001 - 1,250,000           3      3,620,000       0.99     1,206,667   5.792     746     59.53        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        679  $ 365,362,495     100.00%  $   538,445   5.748%    748     61.69%       337        337      0
--------------------------------------------------------------------------------------------------------------------------------

Average: $538,445.03
Lowest: $334,500.00
Highest: $1,225,000.00

--------------------------------------------------------------------------------

2.  Gross Coupon

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Gross Coupon              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875                   1  $     386,250       0.11%  $   386,250   4.875%    759     63.32%       120        120      0
4.876 - 5.000                   1        940,322       0.26     1,000,001   5.000     791     25.00        180        179      1
5.001 - 5.125                  13      6,869,526       1.88       529,973   5.125     751     54.69        180        179      1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250                  44     23,862,546       6.53       543,081   5.250     752     46.14        179        178      0
5.251 - 5.375                  11      5,174,708       1.42       471,154   5.375     746     53.77        194        193      0
5.376 - 5.500                  13      8,697,295       2.38       669,582   5.500     739     55.58        269        269      0
5.501 - 5.625                  55     29,041,276       7.95       528,375   5.625     751     65.53        348        348      0
5.626 - 5.750                 293    156,717,115      42.89       535,011   5.750     750     63.71        359        359      0
5.751 - 5.875                 176     95,468,344      26.13       542,613   5.875     748     61.68        358        357      0
5.876 - 6.000                  49     25,874,711       7.08       528,346   6.000     735     64.92        360        359      1
6.001 - 6.125                  10      5,296,113       1.45       529,852   6.125     738     65.48        360        360      0
6.126 - 6.250                   5      2,698,409       0.74       539,980   6.250     754     74.30        360        359      1
6.251 - 6.375                   8      4,335,879       1.19       542,406   6.375     737     57.73        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        679  $ 365,362,495     100.00%  $   538,445   5.748%    748     61.69%       337        337      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 5.748%
Lowest: 4.875%
Highest: 6.375%

--------------------------------------------------------------------------------

3.  Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Credit Score              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
800 - 824                      23  $  12,275,204       3.36%  $   533,911   5.770%    806     59.81%       345        345      0
775 - 799                     169     87,435,229      23.93       518,026   5.719     786     59.92        330        329      0
750 - 774                     193    105,921,520      28.99       549,048   5.750     763     60.90        339        339      0
725 - 749                     135     72,265,386      19.78       535,534   5.755     737     62.17        337        337      0
700 - 724                      69     38,555,506      10.55       558,919   5.774     711     64.18        353        353      0
675 - 699                      63     33,684,626       9.22       535,145   5.752     690     64.48        335        334      0
650 - 674                      19     10,580,302       2.90       557,280   5.765     660     63.33        321        321      1
625 - 649                       7      3,764,600       1.03       537,949   5.792     641     65.92        360        360      0
600 - 624                       1        880,123       0.24       881,000   6.000     620     67.00        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        679  $ 365,362,495     100.00%  $   538,445   5.748%    748     61.69%       337        337      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 748
Lowest: 620
Highest: 816

--------------------------------------------------------------------------------

4.  Index

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Index                     Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
FIX                           679  $ 365,362,495     100.00%  $   538,445   5.748%    748     61.69%       337        337      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        679  $ 365,362,495     100.00%  $   538,445   5.748%    748     61.69%       337        337      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Loan Purpose              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term           458  $ 250,550,572      68.58%  $   547,306   5.739%    749     58.83%       338        338      0
Purchase                      121     63,205,413      17.30       522,686   5.778     754     74.39        351        351      0
Refinance-Cashout             100     51,606,511      14.12       516,929   5.756     738     60.02        316        316      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        679  $ 365,362,495     100.00%  $   538,445   5.748%    748     61.69%       337        337      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Property Type             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
SFR                           512  $ 276,710,066      75.74%  $   540,850   5.745%    748     60.56%       335        335      0
PUD Detach                    124     65,639,937      17.97       529,581   5.740     747     63.77        340        339      0
Condo                          35     18,655,026       5.11       533,203   5.801     757     70.81        354        354      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
2-Family                        3      1,728,542       0.47       576,333   5.875     774     39.76        360        360      0
PUD Attach                      3      1,334,541       0.37       445,000   5.785     764     79.99        360        360      0
3-Family                        2      1,294,383       0.35       647,500   6.063     747     77.14        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        679  $ 365,362,495     100.00%  $   538,445   5.748%    748     61.69%       337        337      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.  Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Occupancy Status          Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Primary                       668  $ 359,925,354      98.51%  $   539,170   5.750%    748     61.63%       338        338      0
Secondary                      11      5,437,141       1.49       494,441   5.655     743     65.72        292        292      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        679  $ 365,362,495     100.00%  $   538,445   5.748%    748     61.69%       337        337      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.  Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
Geographic               Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Distribution              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
California                    679  $ 365,362,495     100.00%  $   538,445   5.748%    748     61.69%       337        337      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        679  $ 365,362,495     100.00%  $   538,445   5.748%    748     61.69%       337        337      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

--------------------------------------------------------------------------------------------------------------------------------
                          Number     Aggregate     Percent      Average                                 W.A.       W.A.
                            of        Current     of Loans      Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal       by        Principal   Gross    FICO   Original    Term to   Term to   Loan
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                  Principal
County Distribution       Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA               153  $  87,419,415      23.93%  $   572,183   5.704%    747     57.51%       322        322      0
Santa Clara, CA                98     54,992,487      15.05       561,372   5.766     756     60.66        342        342      0
Orange, CA                     75     39,169,817      10.72       522,586   5.743     743     61.88        336        336      0
San Mateo, CA                  66     36,991,522      10.12       560,674   5.771     754     60.21        346        346      0
Alameda, CA                    48     26,363,102       7.22       549,540   5.765     745     68.26        353        353      0
San Diego, CA                  46     22,413,618       6.13       487,505   5.749     745     63.79        340        339      0
Contra Costa, CA               41     21,811,656       5.97       532,099   5.738     748     60.51        333        332      0
San Francisco, CA              41     21,105,065       5.78       514,938   5.776     747     68.03        350        350      0
Ventura, CA                    16      7,447,894       2.04       465,729   5.729     741     66.27        332        331      0
Santa Cruz, CA                 15      7,058,612       1.93       470,630   5.639     770     64.53        314        313      0
Other                          80     40,589,306      11.11       507,558   5.807     744     63.85        348        347      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        679  $ 365,362,495     100.00%  $   538,445   5.748%    748     61.69%       337        337      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.     W.A.    W.A.     Original  Remaining   W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original LTV              Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                   2  $     979,267       0.27%  $   489,634   5.676%    742     12.68%       233        233      0
15.01 - 20.00                   3      1,635,629       0.45       545,210   5.384     748     18.17        228        228      0
20.01 - 25.00                  12      7,482,118       2.05       628,685   5.636     776     23.42        294        293      0
25.01 - 30.00                  15      8,888,148       2.43       592,951   5.619     749     27.42        296        296      0
30.01 - 35.00                  21     11,557,356       3.16       550,748   5.678     741     32.21        303        302      1
35.01 - 40.00                  26     14,542,480       3.98       559,525   5.672     759     38.08        298        298      0
40.01 - 45.00                  32     18,625,989       5.10       582,425   5.711     756     42.65        331        330      0
45.01 - 50.00                  35     20,246,907       5.54       578,648   5.681     752     47.66        332        331      0
50.01 - 55.00                  54     28,172,086       7.71       522,009   5.711     749     52.78        333        332      0
55.01 - 60.00                  60     32,840,454       8.99       547,880   5.730     756     57.78        333        333      0
60.01 - 65.00                  77     43,088,151      11.79       559,792   5.782     754     62.77        345        345      0
65.01 - 70.00                  74     41,166,243      11.27       556,555   5.800     732     68.25        344        344      0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                  86     44,422,599      12.16       516,706   5.760     743     73.18        348        347      0
75.01 - 80.00                 180     90,799,540      24.85       504,689   5.793     748     78.91        353        352      0
80.01 - 85.00                   1        430,000       0.12       430,000   5.750     721     82.69        360        360      0
85.01 - 90.00                   1        485,528       0.13       486,000   6.125     677     90.00        360        359      1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        679  $ 365,362,495     100.00%  $   538,445   5.748%    748     61.69%       337        337      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 61.69%
Lowest: 10.82%
Highest: 90.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                            of        Current        by         Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                         Mortgage    Principal    Principal    Principal   Gross    FICO   Original    Term to   Term to   Loan
Original Term             Loans       Balance      Balance      Balance    Coupon   Score    LTV      Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
120                             4  $   1,972,525       0.54%  $   493,131   5.304%    758     28.48%       120        120      0
180                            76     41,190,569      11.27       543,860   5.278     752     50.61        180        179      1
240                             4      1,872,000       0.51       468,000   5.811     750     58.53        240        240      0
300                             3      1,860,929       0.51       620,633   5.875     751     45.46        300        300      0
360                           592    318,466,472      87.16       538,115   5.811     748     63.44        360        360      0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        679  $ 365,362,495     100.00%  $   538,445   5.748%    748     61.69%       337        337      0
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 337.5 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                          BoAMS 2004-03 - Crossed Group
                              15 & 30 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $365,362,495.46
Loan Count: 679
Cut-off Date: 2004-03-01
Avg. Loan Balance: $538,089.09
Avg. Orig. Balance: $538,445.03
W.A. FICO*: 748
W.A. Orig. LTV: 61.69%
W.A. Cut-Off LTV: 61.66%
W.A. Gross Coupon: 5.7485%
W.A. Net Coupon: 5.4955%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 337 months
W.A. Rem. Term: 337 months
W.A. Age: 0 months
% over 80 COLTV: 0.25%
% over 100 COLTV: 0.00%
% with PMI: 0.25%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 18.89%
W.A. MI Adjusted LTV: 61.62%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.00%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
250,001 - 350,000                   0.75%
----------------------------------------
350,001 - 450,000                  26.90
----------------------------------------
450,001 - 550,000                  24.80
----------------------------------------
550,001 - 650,000                  21.50
----------------------------------------
650,001 - 750,000                  12.03
----------------------------------------
750,001 - 850,000                   3.74
----------------------------------------
850,001 - 950,000                   1.95
----------------------------------------

----------------------------------------
950,001 - 1,050,000                 6.75
----------------------------------------
1,050,001 - 1,150,000               0.59
----------------------------------------
1,150,001 - 1,250,000               0.99
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $538,445.03
Lowest: $334,500.00
Highest: $1,225,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
250,001 - 350,000                   0.85%
----------------------------------------
350,001 - 450,000                  26.80
----------------------------------------
450,001 - 550,000                  24.80
----------------------------------------
550,001 - 650,000                  21.50
----------------------------------------
650,001 - 750,000                  12.03
----------------------------------------
750,001 - 850,000                   3.74
----------------------------------------
850,001 - 950,000                   2.21
----------------------------------------
950,001 - 1,050,000                 6.49
----------------------------------------
1,050,001 - 1,150,000               0.59
----------------------------------------
1,150,001 - 1,250,000               0.99
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $538,089.09
Lowest: $334,500.00
Highest: $1,225,000.00

--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR                              88.19%
----------------------------------------
15 YR                              11.81
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
4.751 - 4.875                       0.11%
----------------------------------------
4.876 - 5.000                       0.26
----------------------------------------
5.001 - 5.125                       1.88
----------------------------------------
5.126 - 5.250                       6.53
----------------------------------------
5.251 - 5.375                       1.42
----------------------------------------
5.376 - 5.500                       2.38
----------------------------------------
5.501 - 5.625                       7.95
----------------------------------------
5.626 - 5.750                      42.89
----------------------------------------
5.751 - 5.875                      26.13
----------------------------------------
5.876 - 6.000                       7.08
----------------------------------------
6.001 - 6.125                       1.45
----------------------------------------
6.126 - 6.250                       0.74
----------------------------------------
6.251 - 6.375                       1.19
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.748
Lowest: 4.875
Highest: 6.375

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.36%
----------------------------------------
750 - 799                          52.92
----------------------------------------
700 - 749                          30.33
----------------------------------------
650 - 699                          12.12
----------------------------------------
600 - 649                           1.27
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 748
Lowest: 620
Highest: 816

--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                68.58%
----------------------------------------
Purchase                           17.30
----------------------------------------
Refinance-Cashout                  14.12
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                75.74%
----------------------------------------
PUD Detach                         17.97
----------------------------------------
Condo                               5.11
----------------------------------------
2-Family                            0.47
----------------------------------------
PUD Attach                          0.37
----------------------------------------
3-Family                            0.35
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              64.27%
----------------------------------------
Standard                           17.32
----------------------------------------
Reduced                            14.30
----------------------------------------
All Ready Home                      4.10
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

Occupancy Status                 Percent
----------------------------------------
Primary                            98.51%
----------------------------------------
Secondary                           1.49
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               99.75%
----------------------------------------
UGIC                                0.13
----------------------------------------
GEMIC                               0.12
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. State

----------------------------------------
State                            Percent
----------------------------------------
California                        100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                54.76%
----------------------------------------
Southern California                45.24
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
90266                               2.00%
----------------------------------------
95070                               1.86
----------------------------------------
95014                               1.68
----------------------------------------
90272                               1.39
----------------------------------------
90275                               1.21
----------------------------------------

----------------------------------------
Other                              91.86
----------------------------------------
Total:                            100.00%
----------------------------------------


--------------------------------------------------------------------------------

17. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 0.54%
----------------------------------------
180                                11.27
----------------------------------------
240                                 0.51
----------------------------------------
300                                 0.51
----------------------------------------
360                                87.16
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 337.5 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
115 - 120                           0.54%
----------------------------------------
169 - 174                           0.11
----------------------------------------
175 - 180                          11.16
----------------------------------------
235 - 240                           0.51
----------------------------------------
295 - 300                           0.51
----------------------------------------
355 - 360                          87.16
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 337.2 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  70.64%
----------------------------------------
1 - 6                              29.36
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.3 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

24. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
* 20.00                             0.72%
----------------------------------------
20.01 - 25.00                       2.05
----------------------------------------
25.01 - 30.00                       2.43
----------------------------------------
30.01 - 35.00                       3.16
----------------------------------------
35.01 - 40.00                       3.98
----------------------------------------
40.01 - 45.00                       5.10
----------------------------------------
45.01 - 50.00                       5.54
----------------------------------------
50.01 - 55.00                       7.71
----------------------------------------
55.01 - 60.00                       8.99
----------------------------------------
60.01 - 65.00                      11.79
----------------------------------------
65.01 - 70.00                      11.27
----------------------------------------
70.01 - 75.00                      12.16
----------------------------------------
75.01 - 80.00                      24.85
----------------------------------------
80.01 - 85.00                       0.12
----------------------------------------
85.01 - 90.00                       0.13
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 61.69%
Lowest: 10.82%
Highest: 90.00%

* less than or equal to

--------------------------------------------------------------------------------

25. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
* 20.00                             0.72%
----------------------------------------
20.01 - 25.00                       2.05
----------------------------------------
25.01 - 30.00                       2.43
----------------------------------------
30.01 - 35.00                       3.16
----------------------------------------
35.01 - 40.00                       3.98
----------------------------------------
40.01 - 45.00                       5.21
----------------------------------------
45.01 - 50.00                       5.43
----------------------------------------
50.01 - 55.00                       7.84
----------------------------------------
55.01 - 60.00                       8.86
----------------------------------------
60.01 - 65.00                      11.99
----------------------------------------
65.01 - 70.00                      11.21
----------------------------------------
70.01 - 75.00                      12.02
----------------------------------------
75.01 - 80.00                      24.85
----------------------------------------
80.01 - 85.00                       0.12
----------------------------------------
85.01 - 90.00                       0.13
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 61.66%
Lowest: 10.82%
Highest: 89.91%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness

* less than or equal to
of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-03 Group 1
                                30 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $430,029,265.41
Loan Count: 831
Cut-off Date: 2004-03-01
Avg. Loan Balance: $517,484.07
Avg. Orig. Balance: $517,740.83
W.A. FICO*: 744
W.A. Orig. LTV: 66.80%
W.A. Cut-Off LTV: 66.76%
W.A. Gross Coupon: 5.8101%
W.A. Net Coupon: 5.5571%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 0 months
% over 80 COLTV: 0.83%
% over 100 COLTV: 0.00%
% with PMI: 0.83%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 22.01%
W.A. MI Adjusted LTV: 66.60%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.10%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
250,001 - 350,000                   1.92%
----------------------------------------
350,001 - 450,000                  31.32
----------------------------------------
450,001 - 550,000                  25.89
----------------------------------------
550,001 - 650,000                  17.84
----------------------------------------
650,001 - 750,000                   8.12
----------------------------------------
750,001 - 850,000                   3.93
----------------------------------------
850,001 - 950,000                   2.70
----------------------------------------

----------------------------------------
950,001 - 1,050,000                 6.69
----------------------------------------
1,050,001 - 1,150,000               0.76
----------------------------------------
1,150,001 - 1,250,000               0.86
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $517,740.83
Lowest: $335,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
250,001 - 350,000                   1.92%
----------------------------------------
350,001 - 450,000                  31.42
----------------------------------------
450,001 - 550,000                  25.78
----------------------------------------
550,001 - 650,000                  17.84
----------------------------------------
650,001 - 750,000                   8.12
----------------------------------------
750,001 - 850,000                   4.12
----------------------------------------
850,001 - 950,000                   2.51
----------------------------------------
950,001 - 1,050,000                 6.69
----------------------------------------
1,050,001 - 1,150,000               0.76
----------------------------------------
1,150,001 - 1,250,000               0.86
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $517,484.07
Lowest: $334,658.44
Highest: $1,248,755.61

--------------------------------------------------------------------------------

4. Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5. Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR                             100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6. Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
5.126 - 5.250                       0.12%
----------------------------------------
5.251 - 5.375                       0.68
----------------------------------------
5.376 - 5.500                       3.11
----------------------------------------
5.501 - 5.625                      10.82
----------------------------------------
5.626 - 5.750                      44.74
----------------------------------------
5.751 - 5.875                      26.18
----------------------------------------
5.876 - 6.000                       8.57
----------------------------------------
6.001 - 6.125                       3.07
----------------------------------------
6.126 - 6.250                       1.54
----------------------------------------
6.251 - 6.375                       0.31
----------------------------------------
6.376 - 6.500                       0.32
----------------------------------------
6.501 - 6.625                       0.22
----------------------------------------
6.626 - 6.750                       0.09
----------------------------------------
6.876 - 7.000                       0.14
----------------------------------------
8.001 - 8.125                       0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.810
Lowest: 5.250
Highest: 8.125

--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.44%
----------------------------------------
750 - 799                          49.10
----------------------------------------
700 - 749                          31.19
----------------------------------------
650 - 699                          13.96
----------------------------------------
600 - 649                           2.31
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 744
Lowest: 620
Highest: 813

--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                57.41%
----------------------------------------
Purchase                           29.73
----------------------------------------
Refinance-Cashout                  12.86
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                71.92%
----------------------------------------
PUD Detach                         21.97
----------------------------------------
Condo                               4.70
----------------------------------------
PUD Attach                          0.78
----------------------------------------
2-Family                            0.63
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Rapid                              60.99%
----------------------------------------
Standard                           19.87
----------------------------------------
Reduced                            16.56
----------------------------------------
All Ready Home                      2.58
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            94.99%
----------------------------------------
Secondary                           5.01
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------

----------------------------------------
NONE                               99.17%
----------------------------------------
GEMIC                               0.28
----------------------------------------
RMIC                                0.20
----------------------------------------
UGIC                                0.18
----------------------------------------
PMIC                                0.17
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. State

----------------------------------------
State                            Percent
----------------------------------------
California                         49.99%
----------------------------------------
Illinois                            6.23
----------------------------------------
Florida                             4.62
----------------------------------------
Virginia                            4.32
----------------------------------------
Maryland                            4.01
----------------------------------------
Other                              30.83
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                53.76%
----------------------------------------
Southern California                46.24
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
90275                               1.10%
----------------------------------------
92648                               0.84
----------------------------------------
95014                               0.81
----------------------------------------
94306                               0.75
----------------------------------------
94539                               0.74
----------------------------------------
Other                              95.76
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.81%
----------------------------------------
1                                   0.19
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------

----------------------------------------
Total:                            100.00%
----------------------------------------


--------------------------------------------------------------------------------

20. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
240                                 0.53%
----------------------------------------
276                                 0.12
----------------------------------------
300                                 0.28
----------------------------------------
336                                 0.08
----------------------------------------
360                                98.99
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.1 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
235 - 240                           0.53%
----------------------------------------
241 - 288                           0.12
----------------------------------------
295 - 300                           0.28
----------------------------------------
301 - 342                           0.08
----------------------------------------

----------------------------------------
349 - 354                           0.10
----------------------------------------
355 - 360                          98.89
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.7 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  65.12%
----------------------------------------
1 - 6                              34.78
----------------------------------------
7 - 12                              0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.4 months
Lowest: 0 months
Highest: 8 months

--------------------------------------------------------------------------------

24. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
* 20.00                             0.11%
----------------------------------------
20.01 - 25.00                       0.35
----------------------------------------
25.01 - 30.00                       0.51
----------------------------------------
30.01 - 35.00                       1.63
----------------------------------------
35.01 - 40.00                       2.53
----------------------------------------
40.01 - 45.00                       2.91
----------------------------------------
45.01 - 50.00                       4.16
----------------------------------------
50.01 - 55.00                       6.58
----------------------------------------
55.01 - 60.00                       7.36
----------------------------------------
60.01 - 65.00                      14.85
----------------------------------------
65.01 - 70.00                      10.92
----------------------------------------

* less than or equal to

----------------------------------------
70.01 - 75.00                      11.71
----------------------------------------
75.01 - 80.00                      35.55
----------------------------------------
80.01 - 85.00                       0.34
----------------------------------------
85.01 - 90.00                       0.38
----------------------------------------
90.01 - 95.00                       0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 66.80%
Lowest: 15.42%
Highest: 94.38%

--------------------------------------------------------------------------------

25. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
* 20.00                             0.11%
----------------------------------------
20.01 - 25.00                       0.35
----------------------------------------
25.01 - 30.00                       0.51
----------------------------------------
30.01 - 35.00                       1.63
----------------------------------------
35.01 - 40.00                       2.53
----------------------------------------
40.01 - 45.00                       2.91
----------------------------------------
45.01 - 50.00                       4.16
----------------------------------------
50.01 - 55.00                       6.58
----------------------------------------
55.01 - 60.00                       7.44
----------------------------------------
60.01 - 65.00                      14.77
----------------------------------------
65.01 - 70.00                      10.92
----------------------------------------
70.01 - 75.00                      11.71
----------------------------------------
75.01 - 80.00                      35.55
----------------------------------------
80.01 - 85.00                       0.34
----------------------------------------
85.01 - 90.00                       0.38
----------------------------------------
90.01 - 95.00                       0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 66.76%
Lowest: 15.42%
Highest: 94.29%

* less than or equal to

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.